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                                                                 Exhibit 10.7

                               GENMAR HOLDINGS, INC.

                 1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.   PURPOSES.

          Genmar Holdings, Inc. (the "Company") desires to attract and retain the services of outstanding non-employee directors by affording them an opportunity to acquire a proprietary interest in the Company through automatic, non-discretionary awards of options ("Options") exercisable to purchase shares of Common Stock (as defined below), and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

          The Options offered pursuant to this Genmar Holdings, Inc. 1999 Stock Option Plan for Non-Employee Directors (the "Plan") are a matter of separate inducement and are not in lieu of any other compensation for the services of any director.

          The Options granted under the Plan are intended to be options that do not meet the requirements for incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

2.   AMOUNT OF STOCK SUBJECT TO THE PLAN.

          Options granted under the Plan shall be exercisable for shares of the Company's common stock, par value $0.01 per share (the "Common Stock").

          The total number of shares of Common Stock authorized for issuance under the Plan upon the exercise of Options (the "Shares"), shall not exceed, in the aggregate, 150,000 of the currently authorized shares of Common Stock of the Company, such number to be subject to adjustment in accordance with Section 13 of the Plan.

          Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to a later-granted Option under the Plan.

3.   EFFECTIVE DATE AND TERM OF THE PLAN

          The Plan shall become effective on ____________, 1999 (the "Effective Date"); PROVIDED, HOWEVER, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting, any special meeting or by written consent of stockholders within 12 months after the Effective Date, the Plan and any Options granted under the Plan shall terminate. The Plan shall terminate at the close of business on

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________, 2009 (the "Termination Date"), unless sooner terminated in accordance with its terms.

4.   ADMINISTRATION

          The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), which may designate from among its members a committee to exercise all power and authority of the Board of Directors at any time and from time to time to administer the Plan. (References herein to the Board of Directors shall be deemed to include references to any such committee, except as the context otherwise requires.) Subject to the express provisions of the Plan, the Board of Directors shall have authority to construe the Plan and the Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other ministerial determinations necessary or advisable for administering the Plan. However, the timing of grants of Options under the Plan and the determination of the amounts and prices of such Options shall be effected automatically in accordance with the terms and provisions of the Plan without further action by the Board of Directors.

          The determination of the Board of Directors on matters referred to in this Section 4 shall be conclusive.

5.   ELIGIBILITY.

          Each member of the Board of Directors who is not an employee of the Company or any subsidiary corporation or parent corporation of the Company (or of any management company providing management services for the Company) shall be eligible to be granted Options under the Plan (the "Eligible Directors").

          The Plan does not create a right in any person to participate in, or be granted Options under, the Plan.

6.   OPTION GRANTS.

          On the Effective Date, each Eligible Director then in office shall automatically be granted an Option to purchase 12,500 Shares (subject to adjustment as provided in Section 13). Thereafter, following each subsequent annual meeting of stockholders of the Company during the term of the Plan, each Eligible Director then in office shall automatically be granted an Option to purchase 5,000 Shares (subject to adjustment as provided in Section 13). Each Option granted to an Eligible Director pursuant to the Plan shall be evidenced by a written agreement between the Company and such Eligible Director. Any Eligible Director entitled to receive an Option grant pursuant to the Plan may elect to decline the Option.

7.   NO VESTING

          All options granted hereunder shall be fully vested and immediately exercisable as of the date of the grant.

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8.   OPTION PRICE AND PAYMENT.

          The price for each Share purchasable upon exercise of any Option granted hereunder shall be an amount equal to the fair market value per Share on the date of grant. For purposes of the Plan, fair market value per Share shall be the closing price for Common Stock on the date of determination (or the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system, and if the Common Stock is not readily tradeable, fair market value per Share shall be determined in good faith by the Board of Directors.

          The option exercise price may be paid in cash or, in the discretion of the Board of Directors, by the delivery of shares of Common Stock of the Company then owned by the option holder or by delivery to the Company of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such shares for which the Option is being exercised, and promptly deliver to the Company the portion of the proceeds equal to the Option exercise price and any amount necessary to satisfy the Company's obligation for withholding taxes, or any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six months. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.

9.   TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE.

          To the extent that an Option is not exercised within the exercise period specified therein, it shall expire as to the then unexercised part.

          In no event shall an Option granted hereunder be exercised for a fraction of a Share or for less than one hundred Shares (unless the number purchased is the total balance for which the Option is then exercisable).

          A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; PROVIDED, HOWEVER, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares of Common Stock.


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10.  OPTION PERIOD AND EXERCISE OF OPTIONS.

          Any Option granted to an Eligible Director shall be exercisable for a period beginning on the date of grant and ending ten (10) years from the date of grant of such Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

          Each Eligible Director shall agree not to sell or otherwise dispose of Shares acquired pursuant to an Option for a period of six (6) months following the date of grant of such Option; PROVIDED, HOWEVER, that for purposes of this sentence only, any Option granted to an Eligible Director on the Effective Date shall be deemed to have been granted on the date the Plan is approved by the shareholders of the Company.

          Subject to the express provisions of the Plan, Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, the proposed form of payment and specifying a business day not more than ten (10) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Sections 16, 17 and 18 hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

11.  TERMINATION OF DIRECTORSHIP.

          If an Eligible Director's service as a director of the Company is terminated, including for Cause (as defined below), any Option previously granted to such Eligible Director shall, to the extent not theretofore exercised, terminate and become null and void; PROVIDED, HOWEVER, that:

          (a) If an Eligible Director holding an outstanding Option dies, including during the three (3) month period, whichever is applicable, specified in clause (b) immediately below, such Option shall, to the extent not theretofore exercised, remain exercisable for six (6) months after such Eligible Director's death, by such Eligible Director's legatee, distributee, guardian or legal or personal representative;

          (b) If the service of an Eligible Director holding an outstanding Option is terminated by reason of (1) such Eligible Director's disability (as described in Section 22(e)(3) of the Code), (2) voluntary retirement from service as a director of the Company or (3) failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible, except if such failure to nominate for re-election is due to any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company (in which case, such Option shall terminate and no longer be exercisable), or (4) a merger, consolidation or other form of restructuring in which the Board of Directors ceases to exist, such Option shall, to the extent not theretofore exercised, remain exercisable at any time up to and including three (3) months after the date of such termination of service.

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          If an Option granted hereunder shall be exercised by the legal representative of a deceased Eligible Director or former Eligible Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Eligible Director or former Eligible Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

          Notwithstanding anything to the contrary contained in this Section 10, in no event shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

          For purposes of this Plan, "Cause" shall mean: (a) your violation of any non-competition and/or confidentiality provisions agreed to at any time between you and the Company or its affiliates; (b) your commission of an intentional act of fraud, embezzlement, theft or dishonesty against the Company or its affiliates; (c) your conviction of, or pleading of NOLO CONTENDERE to, any crime which constitutes a felony or misdemeanor involving moral turpitude or which might, in the reasonable opinion of the Company, cause embarrassment to the Company; or (d) the gross neglect or willful failure by you to perform your duties and responsibilities in all material respects with respect to services rendered to the Company, if such breach of duty is not cured within 30 days after written notice thereof to you by the Board. For purposes of clause (d), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that such act, or failure to act, was in the best interest of the Company.

12.  USE OF PROCEEDS.

          The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

13.  NON-TRANSFERABILITY OF OPTIONS.

          An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution. Except to the extent provided above, Options also may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

14.  ANTI-DILUTION; ADJUSTMENT OF SHARES.

          Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure of the Company, or distribution (other than normal cash dividends) to stockholders of the Company in order to prevent dilution or enlargement of participants' rights under the Plan, the Board of Directors shall adjust, in

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its sole discretion, in an equitable manner as applicable, the form of and the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares for which Options may be granted to any one Eligible Director and the number of Shares and price per Share subject to outstanding Options. The determination of the Board of Directors as to these matters shall be conclusive and binding on the optionee.

15.  RIGHT TO TERMINATE SERVICE

          The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the service of any Eligible Directors holding Options and shall not impose any obligation on the part of any Eligible Director holding Options to remain in the service of the Company or of any subsidiary corporation or parent corporation thereof.

16.  PURCHASE FOR INVESTMENT

          Except as hereinafter provided, the Board of Directors may require the holder of an Option granted hereunder, as a condition to the exercise of such Option in the event the Shares subject to such Option are not registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, to execute and deliver to the Company a written statement, in form satisfactory to the Board of Directors, in which such holder (a) represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities laws and (b) agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (1) an effective registration statement covering such Shares under the Securities Act and applicable state securities laws or (2) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application thereto of any such exemptions.

          Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act or any state securities law and, to the extent deemed necessary by the Company, Shares issued upon exercise of an Option may contain a legend to the effect that registration rights have not been granted with respect to such Shares.

17.  ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

          The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of Options granted pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Board of Directors in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of

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the Securities Act or (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.

          The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses that may be necessitated by the filing or amending of a registration statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such registration statement has been filed by the Company for its own corporate purpose (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares an optionee receives in the registration statement.

          All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

18.  LISTING OF SHARES AND RELATED MATTERS

          If at any time the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained.

19.  AMENDMENT OF THE PLAN

          The Board of Directors may, from time to time, amend the Plan.

20.  TERMINATION OR SUSPENSION OF THE PLAN

          The Board of Directors may at any time suspend or terminate the Plan. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The ministerial power of the Board of Directors to construe and administer any Options under Section 4 that are granted prior to the termination or the suspension of the Plan shall continue after such termination or during such suspension.

21.  SAVINGS PROVISION

          With respect to all participants in the Plan, transaction under the Plan are intended to comply with all applicable conditions of Rule 16b-3 (or any successor provision) under the Exchange Act. To the extent any provision of the Plan or action by the Board of Directors fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.

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22.  GOVERNING LAW

          The Plan, such Options as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time in effect.

23.  PARTIAL INVALIDITY

          The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.



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